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EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Beacon Power Corporation (the "Company") on Form 10-K for the year ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, F. William Capp, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ F. WILLIAM CAPP F. William Capp Chief Executive Officer

March 13, 2009

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  EXHIBIT 32.1